UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35629 (Commission File Number)	45-5538095 (IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441 (Address of principal executive offices, including ZIP code)

(763) 852-2901 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07             Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Stockholders on July 14, 2015. At the meeting:

1. Christopher T. Cook, Robert A. Rucker and William E. Watts were elected to the Company’s Board of Directors as Class III directors to hold office until the 2018 Annual Meeting of Stockholders.

2. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified.

3. The compensation of the Company’s named executive officers (a “Say-on-Pay” vote) was approved, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1. Election of Directors:

Nominee	For	Withheld	Broker Non- Votes
Christopher T. Cook	31,254,391	66,109	4,616,772
Robert A. Rucker	30,979,133	341,367	4,616,772
William E. Watts	30,712,523	607,977	4,616,772

2. Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
35,874,488	40,483	22,301	0

3. Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
31,207,381	88,243	24,876	4,616,772

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By: /s/ Kirk Geadelmann
Date: July 17, 2015	Name: Kirk Geadelmann
Title: Chief Financial Officer